EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of enSurge, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Jeff A. Hanks, Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Accounting and Financial Officer) of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)         The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Jeff A. Hanks	Chief Executive Officer and Chief Financial Officer	May 15, 2008
Jeff A. Hanks	(Principal Executive Officer and Principal Financial and Accounting Officer )